UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 16, 2008

Commission File Number:	1-5273-1

Sterling Bancorp

(Exact name of Registrant as specified in its charter)

New York	13-2565216

(State of other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

650 Fifth Avenue, New York, New York	10019-6108

(Address of principal executive offices)	(Zip Code)
(212) 757- 3300

(Registrant’s telephone number, including area code)
N/A

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c)

TABLE OF CONTENTS
ITEM 7.01
REGULATION FD DISCLOSURE
ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE

ITEM 7.01
REGULATION FD DISCLOSURE
On June 16, 2008, the Company issued a press release announcing a presentation on June 18, 2008 by John C. Millman, President of Sterling Bancorp, as part of the Foxx-Pitt Kelton Cochran Caronia Waller “Small-Midcap Bank and Insurance Conference”. The time of the Sterling Bancorp presentation has been moved up to 3:30p.m., rather than 4:15. This press release is included as Exhibit 99.1.
ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits
99.1	Press release dated June 16, 2008 (furnished pursuant to Item 7.01)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	June 17, 2008

BY:	/s/ JOHN W. TIETJEN

JOHN W. TIETJEN
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

99.1	Press Release dated June 16, 2008